                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                                Regency Bancorp
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

April 16, 1998

Dear Shareholder:

The directors and management of Regency Bancorp cordially invite you to join us at the 1998 Annual Meeting of Shareholders on Tuesday, May 12, 1998. The meeting will begin at 9:00 a.m. in the Regency Room of the Piccadilly Inn, 2305 West Shaw Avenue, Fresno.

It will be our opportunity to bring you up to date on the continued growth of Regency Bancorp and its subsidiaries. As the enclosed 1997 ANNUAL REPORT TO SHAREHOLDERS discusses, we have been successful in raising capital and in divesting most of the real estate investment activities of Regency Service Corporation (RSC).

The annual report outlines the challenges we had in 1997, particularly as related to RSC. However, we were pleased with the continuing growth and profitability of Regency Bank and Regency Investment Advisors, Inc., which allowed us to meet many of those challenges.

In addition to the annual report, you'll also find a proxy statement enclosed which explains the items of business scheduled for consideration by the shareholders. WE URGE YOU TO EXPRESS YOUR VIEWS BY COMPLETING AND RETURNING YOUR PROXY FORM IN THE PRE-ADDRESSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. This will ensure the voting of your shares if you are unable to attend.

If you attend the annual meeting and desire to withdraw your proxy and vote in person, you will be given an opportunity to do so. Please take a moment to do this as each year it gets more and more difficult to obtain the needed proxies.

A copy of Regency Bancorp's annual report on Form 10-K, filed with the Securities and Exchange Commission under The Securities Exchange Act of 1934, as amended, is available to shareholders without charge upon written request to Investor Relations, Regency Bancorp, 7060 N. Fresno Street, Fresno, California 93720. Thank you for your investment and interest in Regency Bancorp. We're looking forward to seeing you again at the annual meeting.

Sincerely,




Steven F. Hertel
Chairman of the Board
President and Chief Executive Officer

Incl
 as

                                        [LOGO]

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                TUESDAY, MAY 12, 1998

To the Shareholders:

     The Annual Meeting of Shareholders of Regency Bancorp will be held at the Piccadilly Inn Hotel, 2305 W. Shaw Avenue, Regency Room, Fresno, California, on Tuesday, May 12, 1998, at 9:00 a.m. for the following purposes:

     1.   To elect directors.

     2. To ratify the appointment of Deloitte & Touche LLP as the Corporation's independent public accountants for the 1998 fiscal year.

     3. To transact such other business as may properly come before the Meeting.

     The names of the Board of Directors' nominees to be directors of Regency Bancorp are set forth in the accompanying Proxy Statement and incorporated herein by reference.

     Article II, Section 2.3 of the Bylaws of Regency Bancorp provides for the nomination of directors in the following manner:

           "Nomination for election of directors may be made by the Board of Directors or by any holder of any outstanding class of capital stock of the Corporation entitled to vote for the election of directors. Notice of intention to make any nominations shall be made in writing and shall be delivered or mailed to the President of the Corporation not less than twenty-one (21) days nor more than sixty (60) days prior to any meeting of shareholders called for the election of directors; provided, however, that if less than twenty-one (21) days' notice of the meeting is given to shareholders, such notice of intention to nominate shall be mailed or delivered to the President of the Corporation not later than the close of business on the tenth (10th) day following the day on which the notice of meeting was mailed; provided further, that if notice of such meeting is sent by third class mail (if permitted by law), no notice of intention to make nominations shall be required. Such notification shall contain the following information to the extent known to the notifying shareholder:

               (a)  the name and address of each proposed nominee;

               (b)  the principal occupation of each proposed nominee;

               (c) the number of shares of capital stock of the Corporation owned by each proposed nominee;

               (d) the name and residence address of the notifying shareholder; and

               (e) the number of shares of capital stock of the Corporation owned by the notifying shareholder.

               Nominations not made in accordance herewith may, at the discretion of the Chairman of the meeting, be disregarded and upon the Chairman's instructions the inspectors of election can disregard all votes cast for each such nominee. A copy of this paragraph shall be set forth in a notice to shareholders of any meeting at which directors are to be elected."

     Only shareholders of record at the close of business on March 27, 1998, are entitled to notice of and to vote at this Meeting and at any postponements or adjournments thereof.

                                        By order of the Board of Directors


                                        Roy Jura,
                                        SECRETARY


Fresno, California
April 21, 1998

WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Mailed to Shareholders
on or about April 21, 1998

                                   PROXY STATEMENT

                       INFORMATION CONCERNING THE SOLICITATION

      This Proxy Statement is being furnished to the shareholders of Regency Bancorp, a California corporation (the "Corporation"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders to be held at the Piccadilly Inn Hotel, 2305 W. Shaw Avenue, Regency Room, Fresno, CA on May 12, 1998 (the "Meeting"). Only shareholders of record on March 27, 1998 (the "Record Date"), will be entitled to notice of the Meeting and to vote at the Meeting. At the close of business on the Record Date, the Corporation had outstanding, and entitled to be voted, 2,623,124 shares of its no par value Common Stock (the "Common Stock").

     Shareholders are entitled to one vote for each share held, except that for the election of directors each shareholder has cumulative voting rights and is entitled to as many votes as shall equal the number of shares held by such shareholder multiplied by the number of directors to be elected. Each shareholder may cast all his or her votes for a single candidate or distribute such votes among any or all of the candidates as he or she chooses. However, no shareholder shall be entitled to cumulate votes (in other words, cast for any candidate a number of votes greater than the number of shares of stock held by such shareholder) unless such candidate's name has been placed in nomination prior to the voting and the shareholder has given notice at the Meeting prior to the voting of the shareholder's intention to cumulate his or her votes. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Prior to voting, an opportunity will be given for shareholders or their proxies at the Meeting to announce their intention to cumulative their votes. The proxy holders are given, under the terms of the proxy, discretionary authority to cumulate votes on shares for which they hold a proxy.

     Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke that proxy prior to its exercise. The proxy may be revoked prior to the Meeting by delivering to the Secretary of the Corporation either a written instrument revoking the proxy or a duly executed proxy bearing a later date. The proxy may also be revoked by the shareholder by attending and voting at the Meeting.

     Votes cast by proxy or in person at the Meeting will be counted by the Inspectors of Election for the Meeting. The Inspectors will treat abstentions and "broker non-votes" (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power under applicable rules of the stock exchange or other self regulatory organization of which the broker or nominee is a member) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and "broker non-votes" will not be counted as shares voted for purposes of determining the outcome of any matter as may properly come before the Meeting.

     Unless otherwise instructed, each valid proxy returned which is not revoked will be voted in the election of directors "FOR" the nominees of the Board of Directors, "FOR" proposal No. 2, and, at the proxy holders' discretion, on such other matters, if any, which may come before the Meeting (including any proposal to postpone or adjourn the Meeting).

     The Corporation will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to shareholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Corporation and the Corporation's subsidiary, Regency Bank (the "Bank"), may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which will be borne by the Corporation.

            SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of March 27, 1998, no individual known to the Corporation owned more than five percent (5%) of the outstanding shares of its Common Stock except as described below.


                                   NAME AND ADDRESS OF                AMOUNT AND NATURE OF     PERCENT OF
     TITLE OF CLASS                  BENEFICIAL OWNER                 BENEFICIAL OWNERSHIP      CLASS (7)
     --------------                  ----------------                 --------------------      ---------
     Common Stock,
      No Par Value               Regency Bancorp ESOP (1)                  158,620 (4)            5.29%

     Common Stock,
      No Par Value      Castle Creek Capital Partners, Fund-1 (2)          506,000 (5)            16.89%

     Common Stock,
      No Par Value             Bay Pond Partners, L.P. (3)                155,100 (6)             5.18%


(1) The address of Regency Bancorp ESOP set forth in this table is the principal office of the Corporation, 7060 N. Fresno Street, Fresno, CA 93720.

(2) The address of Castle Creek Capital Partners, Fund-1 set forth in this table is 4370 La Jolla Village Drive, Suite 400, San Diego, CA 92122.

(3) The address of Bay Pond Partners, L.P. set forth in this table is c/o Wellington Management Company LLP, 75 State Street, Boston, MA 02109.

(4)  All shares of the Corporation ESOP are held in a trust administered by a
     trustee for the benefit of  employee participants.   The trustee votes the
     shares as directed by the employee participants.

(5)  Includes warrants currently exercisable to purchase 46,000 shares.

(6)  Includes warrants currently exercisable to purchase 14,100 shares.

(7) The percentage is calculated on the basis of the amount of outstanding shares plus shares subject to stock options or warrants exercisable within 60 days of the Record Date.

        SECURITY OWNERSHIP OF  MANAGEMENT

     The following table sets forth information as of March 27, 1998, concerning the equity ownership of directors, nominees, and executive officers named in the Summary Compensation Table and directors and executive officers of the Corporation and the Bank as a group. Unless otherwise indicated, each director and executive officer listed below possesses sole voting power and sole investment power. All of the shares shown in the following table are owned both of record and beneficially except as indicated in the notes to the table. The Corporation has only one class of shares outstanding, Common Stock. There are no current arrangements known to the Corporation, that may result in a change in control of the Corporation.

                               NAME AND ADDRESS OF         AMOUNT AND NATURE OF      PERCENT OF
     TITLE OF CLASS           BENEFICIAL OWNER (1)      BENEFICIAL OWNERSHIP (2)      CLASS (3)
     --------------           --------------------      ------------------------      ---------
     Common Stock,             William J. Alessini                    27,467 (4)           .92%
      No Par Value
     Common Stock,              Steven R. Canfield                    44,536 (5)          1.49%
      No Par Value
     Common Stock,              Joseph L. Castanos                    55,932 (6)          1.87%
      No Par Value
     Common Stock,               Steve D. Freeland                     5,477 (7)           .18%
      No Par Value
     Common Stock,                Steven F. Hertel                    61,995 (8)          2.07%
      No Par Value
     Common Stock,                        Roy Jura                    40,120 (9)          1.34%
      No Par Value
     Common Stock,              Robert J. Longatti                   25,329 (10)           .85%
      No Par Value
     Common Stock,               Barbara Palmquist                   48,732 (11)          1.63%
      No Par Value
     Common Stock,                  David N. Price                   69,339 (12)          2.31%
      No Par Value
     Common Stock,                      Daniel Ray                      405 (13)           .01%
      No Par Value
     Common Stock,                  William J. Ruh                   29,800 (14)           .99%
      No Par Value
     Common Stock,                 Daniel R. Suchy                 114,152  (15)          3.81%
      No Par Value
     Common Stock,                 Waymon E. Watts                   62,911 (16)          2.10%
      No Par Value
     All directors and executive                                    586,195 (17)         19.57%
     officers of the Corporation
     as a group (13 persons)


(1) The address for beneficial owners, all of whom are incumbent directors, executive officers or director nominees of the Corporation and the Bank, is the address of the Corporation, 7060 N. Fresno Street, Fresno, CA 93720, except that the address for William J. Ruh is 4370 La Jolla Village Drive, Suite 400, San Diego, CA 92122.

(2) Includes shares subject to stock options exercisable within 60 days of the Record Date.

(3) The percentage is calculated on the basis of the amount of outstanding shares plus shares subject to stock options held by the named individual or group and exercisable within 60 days of the Record Date.

(4)  Includes 2,000 warrants currently exercisable.

(5) Includes 14,978 shares as to which Mr. Canfield has voting control under the ESOP and 401(k) Plans, 13,333 shares which may be acquired under stock options exercisable within 60 days of the Record Date and 16,225 owned jointly with his spouse.

(6) Includes 21,387 shares which may be acquired under stock options exercisable within 60 days of the Record Date, 18,018 shares held in a family trust of which Mr. Castanos is joint trustee with his spouse and 16,527 shares held by Castanos Associates, a corporation for which Mr. Castanos serves as President.

(7) Mr. Freeland has been nominated as the employee director to replace Mr. Ray until the next election of directors. Includes 1,196 shares owned jointly with his spouse and 4,281 shares as to which Mr. Freeland has voting control under the ESOP and 401(k) Plans.

(8) Includes 14,183 shares as to which Mr. Hertel has voting control under the ESOP and 401(k) Plans, 26,666 shares which may be acquired under stock options exercisable within 60 days of the Record Date and 21,146 shares owned jointly with his spouse.

(9) Includes 21,387 shares which may be acquired under stock options exercisable within 60 days of the Record Date.

(10) Includes 7,283 shares as to which Mr. Longatti has voting control under the ESOP and 401(k) Plans, 13,333 shares which may be acquired under stock options exercisable within 60 days of the Record Date and 4,713 shares owned jointly with his spouse.

(11) Includes 21,387 shares which may be acquired under stock options exercisable within 60 days of the Record Date and 24,912 shares held by a Family Trust of which Barbara Palmquist is joint trustee with her spouse.

(12) Includes 21,387 shares which may be acquired under stock options exercisable within 60 days of the Record Date and 44,952 shares held by David N. Price Profit Sharing Plan, for which Mr. Price is the sole trustee.

(13) Mr. Ray's term of office as the employee director terminates upon the election of Mr. Freeland. Includes 405 shares as to which Mr. Ray has voting control under the ESOP and 401(k) Plans.

(14) Mr. Ruh is a principal in Castle Creek Capital Partners Fund-1, see "The Security Ownership of Certain Beneficial Owners" on page 2. Includes 9,800 warrants exercisable within sixty days of the Record Date.

(15) Includes 21,387 shares which may be acquired under stock options exercisable within 60 days of the Record Date, 39,804 shares held by the Daniel R. Suchy Pension Plan and Trust for which Dr. Suchy is the sole trustee, 27,322 shares held by the Daniel R. Suchy Profit Sharing Plan for which Dr. Suchy is a sole trustee, 3,150 shares held by Dr. Suchy's daughter, Melissa Ann Suchy, and 3,150 shares held by Dr. Suchy's daughter, Michelle Christine Suchy and 19,339 shares held by a joint trust for which Dr. Suchy is a co-trustee with his spouse.

(16) Includes 21,387 shares which may be acquired under stock options exercisable within 60 days of the Record Date and 39,320 shares held by the Waymon E. Watts Corporation Group Profit Sharing Plan, for which Mr. Watts is the sole trustee.

(17) Includes 193,454 shares of Common Stock subject to stock options or warrants exercisable within 60 days of the Record Date.

                                    PROPOSAL NO. 1
                       ELECTION OF DIRECTORS OF THE CORPORATION

     The number of directors authorized for election at this meeting is ten
(10). The Board has nominated nine (9) incumbent directors and Mr. Steve D. Freeland as the employee director/nominee to serve as the Corporation's directors. Each director will hold office until the next Annual Meeting of Shareholders and until his or her successor is elected and qualified.

     All proxies will be voted for the election of the ten (10) nominees recommended by the Board of Directors unless authority to vote for the election of any directors is withheld. The nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Abstentions and votes cast against nominees have no effect on the election of directors. If any of the nominees should unexpectedly decline or be unable to act as a director, their proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will become unavailable and has no present intention to nominate persons in addition to or in lieu of those named below.

     The following table sets forth certain information as of the Record Date, March 27, 1998, with respect to those persons nominated by the Board of Directors for election as directors, as well as all executive officers. The Corporation knows of no arrangements, including any pledge by any person of securities of the Corporation, the operation of which may, at a subsequent date, result in a change in control of the Corporation. There are no arrangements or understandings by which any of the executive officers or directors of either the Corporation or the Bank were selected. There is no family relationship between any of the directors or executive officers.


NAME                     AGE                           POSITION
----                     ---                           --------
William J. Alessini      63        Director of the Corporation and Bank since
                                   January 1998.

Steven R. Canfield       38        Executive Vice President and Chief Financial
                                   Officer of the Corporation and Bank since
                                   March 1995 and March 1991, respectively; Vice
                                   President of the Bank, 1984 through 1991.

Joseph L. Castanos       69        Director of the Corporation and Bank since
                                   March 1995, and 1980, respectively; Director
                                   of Regency Service Corporation since 1982.

Steve D. Freeland        56        Vice President and Special Assets Officer of
                                   Regency Bank since November 1991.

Steven F. Hertel         48        Chairman of the Board of the Corporation and
                                   Bank since November 1996;  President and
                                   Chief Executive Officer of the Corporation
                                   and Bank since March 1995 and December 1990,
                                   respectively; Director, President and Chief
                                   Executive Officer of Regency Service
                                   Corporation since December 1990; Director and
                                   Chief Executive Officer of Regency Investment
                                   Advisors since July 1993.

Roy Jura                 69        Director and Secretary of the Corporation and
                                   Bank since March 1995 and 1980, respectively;
                                   Director of Regency Investment Advisors since
                                   July 1993; Chairman of the Board of Regency
                                   Service Corporation since 1982.

Robert J. Longatti       52        Executive Vice President and Chief Credit
                                   Officer of the Bank since April 1995; Senior
                                   Vice President and Chief Credit Officer of
                                   the Bank since March 1991.

Barbara Palmquist        68        Director of the Corporation and Bank since
                                   March 1995, and 1980, respectively; Director
                                   of Regency Service Corporation since 1982.

David N. Price           65        Vice Chairman of the Board of Directors of
                                   the Corporation and Bank since March 1995,
                                   and 1980, respectively; Vice Chairman and
                                   Director of Regency Investment Advisors since
                                   July 1993.

William J. Ruh           37        Director of the Corporation and Bank since
                                   January 1998.

Daniel R. Suchy          55        Director of the Corporation and Bank since
                                   March 1995, and 1983, respectively.

Waymon E. Watts          62        Director of the Corporation and Bank since
                                   March 1995, and 1981, respectively.


     The following is a brief account of the business experience during the past five years of each director/nominee and each executive officer listed above in addition to the positions indicated.

     BACKGROUND AND BUSINESS EXPERIENCE OF DIRECTORS AND EXECUTIVE OFFICERS

     William J. Alessini has been in the retail clothing business since 1950.
He is the owner of William Carol Inc., a retail and fine jewelry store in Madera, California. He is also involved in the commercial real estate market. Mr. Alessini is the current president of the Downtown Merchant's Association of Madera and has been a member since 1955. Mr. Alessini is a past board member of the Madera Chamber of Commerce and was instrumental as Chairman for the passage of school bonds in Madera.

     Steven R. Canfield has been actively involved in the banking industry since 1982. Prior to joining the Bank, he was employed by Guarantee Savings & Loan, Fresno, CA. Mr. Canfield is a graduate of California State University, Fresno with a Bachelor of Science Degree in Business Administration. Mr. Canfield is a member of CSUF Sid Craig School of Business Alumni Board and the Saint Agnes Hospital Men's Association.

     Joseph L. Castanos retired as president of his own insurance agency in 1993. He is a Fresno State graduate where be earned a degree in accounting. Mr. Castanos is a member of the San Joaquin Memorial High School Board of Regents and the St. John's Cathedral Restoration Advisory Board.

     Steve D. Freeland has been employed in the banking industry for over 27 years. Prior to joining Regency Bank, Mr. Freeland was a financial and underwriting consultant and special asset/lending officer for Bank of Fresno. Mr. Freeland is a graduate of Fresno State University with a Bachelor of Arts Degree in Health Education. Mr. Freeland is a member of the North Fresno Church Stewardship Committee and past board member and treasurer of the Central Valley Chapter of the American Diabetes Association.

     Steven F. Hertel has been employed in the banking industry for over 26 years. He is a past President, CEO and director of Pajaro Valley Bancorporation and Pajaro Valley Bank (1986-1990); past President, CEO and director of Timber Bancorp and Timber Community Bank in Roseburg, Oregon (1979-1986), and was a manager and lending officer for U.S. National Bank of Oregon. Mr. Hertel earned bachelor of arts degrees in both business and economics at Linfield College in Oregon. Mr. Hertel is a member of the North Fresno Rotary Club, Clovis School District Foundation Board, Business Advisory Council of CSUF School of Education and Human Development, Business Advisory Council of CSUF Sid Craig School of Business and the Fresno Business Council.

     Roy Jura is the former president of Producers Packing Corporation and former secretary/treasurer, of Jura Farms, Inc. He serves on the Dried Fruit Association of California Board of Directors as well as its Export Committee, and the California Fig Advisory Board. He's a member of the California State University, Fresno Viticulture Alumni, the Fresno County Farm Bureau Blue Ribbon Committee and the Chancellor Associates of the UCSF Medical School.

     Robert J. Longatti has over 28 years of banking experience. Prior to joining the Bank, Mr. Longatti was Vice President of the Business Banking Division of Glendale Federal Bank, Fresno, CA (formally Guarantee Savings &
Loan), and has been a lending officer for Wells Fargo Bank and Senior

Credit Officer of California Valley Bank. Mr. Longatti is a graduate of Cal Poly, San Luis Obispo, with a Bachelor of Science Degree in Agricultural Business Management. He is an active member of the California Banking Association serving the past two years as chairperson of Region 6. Mr. Longatti also serves on the Board of the West Hills Community College Foundation.

     Barbara Palmquist, a founding director of Regency Bank, has an extensive background of over 30 years in the Fresno real estate market. As an agency owner-broker, she was instrumental in establishing the Bank's involvement in the real estate construction market.

     David N. Price has been the President of David N. Price Associates, Inc., a pension and retirement planning and administration company since 1971. He has established ESOP and 401(k) plans for a number of financial institutions and was instrumental in establishing the Corporation's Employee Stock Ownership Plan.
He is also an active member of the California Bankers Association, the North Fresno Lions Club and the Tehran Temple Shrine. Mr. Price is a graduate of California State University, Fresno and is a frequent speaker on the subject of employee ownership and the benefits of ESOPs.

     William J. Ruh is a co-founder of Castle Creek Capital, LLC, San Diego, California and Belle Plaine Financial, LLC, San Diego, California, formed to invest in depository institutions and financial service companies. He has eight years of banking and investment experience having worked for First National Bank of Chicago and Mabon Securities of Chicago prior to joining Belle Plaine and Castle Creek. Mr. Ruh serves as director of First Community Bank of the Desert, Yucca Valley, California, Regency Bancorp and Regency Bank. He holds a BS degree from New York Maritime College and an MBA from Duke University.

     Dr. Daniel R. Suchy is a practicing physician specializing in pulmonary medicine since 1978. A graduate of the University of Minnesota medical school, Dr. Suchy is a board certified specialist in pulmonary diseases. Dr. Suchy is a member of the Fresno Community Hospitals' Century Circle, a Sponsor of the St. Agnes Hospital Foundation and a Chancellor Associate of the UCSF Medical School.

     Waymon E. Watts has been the President of Watts, Campbell and Anderson, Certified Public Accountants since 1973. Mr. Watts is a graduate of California State University, Fresno and has been a certified public accountant since 1965. He is a past director of the Community Hospitals of Central California and a member of the North Fresno Rotary Club where he was a director for community service.

     None of the Corporation's or Bank's Directors is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of
Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

                                      DIRECTORS

     COMMITTEES OF THE BOARD OF DIRECTORS

     The Corporation and the Bank have established the following standing committees, with membership noted.

     The Audit Committee has responsibility for recommending the appointment of and overseeing a firm of independent certified public accountants whose duty is to audit the books and records of the Corporation and its subsidiaries for the fiscal year for which it is appointed, monitoring and analyzing the results of internal and regulatory examinations, monitoring the Corporation and its subsidiaries financial and accounting organization and their financial reporting. The Audit Committee met nine times in 1997 and is composed of the following members: Mr. Watts, Chairman, Mr. Castanos and Mr. Jura.

     The Executive Administrative Committee is responsible for reviewing the day-to-day operations of the Corporation and Bank and makes recommendations to the Board of Directors on such matters as (i) the approval of site locations, budgets, new premises and personnel policies; (ii) compliance; (iii) strategic planning; (iv) equity or debt financing and allocation of capital; (v) evaluation, negotiation and consummation of merger and acquisition transactions; and (vi) performing such other functions as the Board of Directors may designate. The Executive Administrative Committee also serves as the nominating and compensation committee for the Corporation and its subsidiaries. The Executive Administrative Committee met twelve times in 1997 and is composed of the following members: Mr. Hertel, Chairman and a non-voting member, Mr. Price, Mr. Jura and Mr. Watts.

     The ESOP/401K Trustee Committee's primary responsibility is the review and administration of the Corporation's ESOP and 401K Benefit Plans. This Committee met four times during 1997 and is composed of the following members: Mr. Hertel, Chairman, Mr. Price and Mrs. Murphy, Vice President and Real Estate Loan Officer of Regency Bank.

     The Building Committee of the Bank advises the Board of Directors as to the facility planning for the Bank. When building a new facility or remodeling an existing one, the Building Committee meets regularly to monitor the progress of the development. The Building Committee did not meet in 1997 and is composed of the following members: Mrs. Palmquist, Chairman, Mr. Price and Mr. Hertel. Mr. Canfield, Executive Vice President and Chief Financial Officer is a non-voting member.

     The Board Marketing/Community Reinvestment Act Committee's responsibility is to oversee activities related to marketing, advertising and public relations, as well as the marketing and liquidity of company stock and market maker relations. In addition, the committee acts as the Community Reinvestment Act Committee, with duties including the review and approval of the Bank's CRA policy and statement, as well as the Bank's CRA activity. The Marketing/Community Reinvestment Act Committee met twelve times in 1997 and is composed of the following members: Mr. Price, Chairman, Mrs. Palmquist, Mr. Ray and Mr. Hertel. Mr. Goodrich, Vice President and Director of Marketing is a non-voting member.

     The Investment Committee's primary responsibility is to provide oversight of the Bank's investment portfolio and policies. The Committee has the power to discount and purchase bills, notes and other evidences of debt, and to buy and sell bills of exchange. The Investment Committee met three times in 1997 and is composed of the following members: Dr. Suchy, Chairman, Mr. Hertel, Mr. Canfield and Mr. Watts. Mr. Alan Graas, president of the Bank's subsidiary, Regency Investment Advisors, Inc., is a non-voting member.

     The Loan Committee of the Bank provides oversight and approves the Bank's lending policies. In addition, the Loan Committee has the power to examine and approve loans and discounts and to exercise authority regarding loans and discounts by the Bank. The Loan Committee met twenty-four times in 1997 and is composed of the following members: Mr. Castanos, Chairman, Mrs. Palmquist, Mr.
Watts, and Mr. Hertel.   Mr. Longatti, Executive Vice President and Chief Credit
Officer, is a non-voting member.

     During the last full fiscal year all directors attended at least seventy-five percent (75%) of the aggregate of the total number of meetings of the Board of Directors and the number of meetings of the committees on which they served.

     COMPENSATION OF DIRECTORS

     Directors of the Corporation, the Bank and their respective subsidiaries are compensated for their attendance at board meetings. In the case of the Corporation and the Bank, directors are also compensated for attendance at meetings of the committees of the Board. During 1997, there were no committees of the Corporation's and the Bank's respective subsidiaries. During January through June 1997, directors were paid $1,000 monthly as compensation for Board meetings attended, except that the Chairman of the Board received $2,000 per meeting attended and the Vice Chairman of the Board received $1,500 for Board meetings attended. Non-employee directors received $300 for Committee meetings attended. The Chairman of each Committee received $450 for Committee meetings attended. In May 1997, the Board of Directors voted to reduce director fees, effective July 1, 1997, at which time directors were paid $750 monthly as compensation for Board meetings attended, except that the Chairman of the Board was paid $1,500 per meeting attended and the Vice Chairman of the Board received $1,125 for Board meetings attended. Non-employee directors also received $150 for Committee meetings attended. The Chairman of each Committee received $225 for Committee meetings attended. In 1997, the total amount of fees paid to directors was $210,400.

     In 1989, the Bank adopted a Directors' Deferred Fee Plan (the "DDF Plan") and following formation of the Corporation, the DDF Plan was assumed by the Corporation, whereby an eligible director, including an employee director, may voluntarily elect to defer some or all of his or her compensation (salary or fees), for services as a director of the Corporation and the Bank and their respective subsidiaries, in exchange for payment of a deferred benefit in the future. The deferred amount is not taxable to the director and is not a tax deductible expense for the Corporation until such amounts are actually paid to the director.

     Under the DDF Plan, each participating director has entered into a written agreement (a "DDF Agreement"), pursuant to which the director agrees to defer fees, in exchange for retirement benefits. The amount of fees deferred by each director varies from year to year during the term of the Agreement due to changes in director compensation and the deferral election selected by each director. Fees deferred for 1997 were for director Castanos, $26,600; Hertel, $7,200; Jura, $12,340; Price, $6,500; and Suchy, $17,450. Assuming that the fees deferred through 1997 remain constant, it is estimated that the annual retirement benefit for each director will be; Castanos, $30,954; Hertel, $3,630; Jura, $18,537; Price, $18,577; Suchy, $76,306; and Watts, $5,820. The estimated retirement benefit is also based on the assumption that interest will accrue at the rate of eight percent (8%) per annum. The Corporation's Board of Directors, in its sole discretion, may change such interest rate from time to time. Any change in the interest rate will affect the amount of the annual retirement benefit.

     Directors have deferred fees under their respective DDF Agreements for periods ranging from five to ten years. At the end of the fifth or tenth year, as applicable, the director will commence receiving the annual retirement benefit in substantially equal monthly installments over the period of years equal to the deferred fee period. Since inception of the DDF Plan, directors Hertel and Watts have elected to discontinue participation thereunder. Directors Hertel and Watts will receive retirement benefits, if any, based upon the amounts deferred prior to discontinuation of their participation, in installments for the periods elected prior to termination of their participation.

     If the director dies prior to or during his retirement, the directors beneficiary will receive an amount equal to the amount the director would have received if he or she had lived for the full term of the DDF Agreement. Such amount will be paid in equal installments as indicated above or in one lump sum, as determined by such beneficiary. If the director's service is terminated prior to his retirement for any reason other than death, he or she will receive the balance in the deferred compensation account plus accrued interest as described above within six months of such termination.

     The Bank has purchased single premium universal life insurance policies on the life of each participant in the DDF Plan. The premium was paid at the inception of the policy. There is also an annual mortality cost paid by the Bank which was $11,466 for 1997. In addition, the Bank recorded an expense of $32,505 for the cash surrender charges that would be assessed if the policies were canceled. The expense will be reversed when the policies have been held approximately eight to ten years. The Bank is the owner and beneficiary of such life insurance policies, which generally cover the Bank's contingent liability associated with the possible premature death of the covered individual and the cost of interest on the deferred amounts. If a participant in the DDF Plan ceases to be a director prior to retirement, the insurance policy on such participant can be transferred to other employees or directors.

                                EXECUTIVE COMPENSATION

     SUMMARY COMPENSATION TABLE

     The following table shows for the three fiscal years ended December 31, 1997, the compensation paid to the Chief Executive Officer and to the two other executive officers whose aggregate salary and bonus compensation exceeded $100,000.

                              SUMMARY COMPENSATION TABLE


                                                                                              LONG TERM
                                                                                             COMPENSATION
                                                                                             ------------
                                                     ANNUAL COMPENSATION                        AWARDS
                                                     -------------------                        ------
             (a)                 (b)           (c)         (d)              (e)                   (g)                  (i)
                                                                                              SECURITIES
                                                                        OTHER ANNUAL          UNDERLYING            ALL OTHER
           NAME AND                          SALARY       BONUS         COMPENSATION         OPTIONS/SARS          COMPENSATION
      PRINCIPAL POSITION        YEAR         ($)(1)       ($)(2)           ($)                  (#)(3)                 ($)
--------------------------------------------------------------------------------------------------------------------------------
 Steven F. Hertel               1997         155,500      55,000         15,240(4)                 -             44,144(7)(8)(9)
 Chairman of the Board,         1996         155,500      84,362         11,800(4)              30,000           41,361(7)(8)(9)
 President and Chief            1995         157,658      73,464         10,200(4)                 -             24,811(7)(8)(9)
 Executive Officer

 Steven R. Canfield             1997          88,706      25,000          5,640(5)                  -              8,385(7)(8)
 Executive Vice President       1996          87,290      36,833          6,365(5)              15,000             8,604(7)(8)
 and Chief Financial Officer    1995          82,850      30,027          3,000(5)                 -               6,435(7)(8)


 Robert J. Longatti             1997          89,000      25,000          4,200(6)                 -               8,384(7)(8)
 Executive Vice President       1996          88,580      37,377          4,200(6)              15,000             8,264(7)(8)
 and Chief Credit Officer       1995          86,364      31,300          4,200(6)                 -               6,479(7)(8)


(1) Includes cash and noncash compensation earned and received by executive officers as well as amounts earned but deferred at the election of those officers. Mr. Canfield's salary includes a vacation payout of $3,206 for 1997 and $3,041 for 1996.

(2) Represents bonus amounts earned in 1997, 1996 and 1995, but paid in 1998, 1997 and 1996, respectively.

(3) The Bank adopted the Regency Bank 1990 Stock Option Plan on March 22, 1990. The Plan was subsequently amended and on March 1, 1995, the Plan was converted to the Regency Bancorp 1990 Stock Option Plan, as amended. The Plan was further amended on May 21, 1995. Under the Plan, options are granted to directors, and key, full-time salaried officers and employees of the Corporation and its direct and indirect subsidiaries. Options granted under the Plan are either incentive options or non-statutory options. Vesting may not extend beyond ten years from the date of grant. Options granted prior to March 1, 1995, become fully exercisable upon the sale, merger or consolidation of the Corporation in which the Corporation is not a survivor notwithstanding the vesting provisions under the Plan. Options granted under the Plan are adjusted to protect against dilution in the event certain changes in the Corporation's capitalization, including stock splits and stock dividends. Options have an exercise price equal to the fair market value of the Corporation's Common Stock on the date of grant. During 1996, 30,000 option shares were granted to Mr. Hertel and 15,000 option shares were granted to Mr. Canfield and Mr. Longatti, respectively. The executive officer options included a vesting schedule over two years, an option term of ten years and an option price of $8.94 per share.

(4) Represents an automobile allowance of $12,000 and country club dues of $3,240 for 1997, an automobile allowance of $8,800 and country club dues of $3,000 for 1996, and an automobile allowance of $7,200 and country club dues of $3,000 for 1995.

(5) Represents an automobile allowance of $3,000 for 1997, 1996 and 1995 and country club dues of $2,640 for 1997 and $3,365 for 1996.

(6) Represents an automobile allowance of $4,200 for 1997, 1996 and 1995.

(7) The Corporation has a 401(k) tax-deferred savings plan ("401(k) Plan") in which, generally, all employees are eligible to participate. Participating employees may defer a portion of their compensation in the 401(k) Plan. The Corporation, at its option, may make matching contributions on participant deferrals at a rate determined annually by the Corporation (25% in 1997, 25% in 1996 and 25% in 1995). The matching contribution vests over a period of seven years. For the calendar years 1997, 1996 and 1995, the accrued contributions to the 401(k) Plan were $30,788, $27,925 and $34,206, respectively. Matching contributions under the 401(k) Plan for the three fiscal years ended December 31, 1997, 1996, and 1995 with respect to the individuals named in the table above and with respect to all executive officers as a group were: Steven F. Hertel, $2,340, $2,352 and $2,012; Steven R. Canfield, $1,880, $1,921 and
$1,313; Robert J. Longatti, $1,857, $1,483 and $1,139; and all executive officers as a group $6,077 $5,756 and $4,464.

(8) The Corporation has an ESOP in which, generally, all full-time salaried employees over the age of 21 are eligible to participate. Each year, the Corporation may contribute Common Stock and/or cash to the ESOP which is allocated to each participant in proportion to his or her total annual regular compensation for the year. The ESOP may borrow funds which, in addition to the Corporation's cash contributions, may be used to purchase the Corporation's Common Stock from the Corporation or on the open market. Vesting under the ESOP occurs on a graduated seven year vesting schedule at the expiration of which the employee is 100% vested. The total accrued contributions to the ESOP for the calendar years 1997, 1996 and 1995 were $200,000, $173,546 and $155,702, respectively. Contributions under the ESOP for the three fiscal years ended December 31, 1997, with respect to the individuals named in the table above and with respect to all executive officers as a group were: Steven F. Hertel, $11,404, $11,484 and $9,274; Steven R. Canfield, $6,505, $6,683 and $5,122;
Robert J. Longatti, $6,527, $6,781 and $5,340; and all executive officers as a group were $24,436, $24,948 and $19,736.

(9) Includes director fees of $30,400, $27,000 and $13,000 in 1997, 1996 and
1995, respectively, and a life insurance premium of $525 per year. Included in the director's fees paid in 1997 was $7,200 contributed to Mr. Hertel's DDF Plan.

(10) No executive officer received perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of each such officer's total annual salary and bonus during 1995, 1996, and 1997.

     In November of 1997, the Board of Directors contracted with Michael Nash & Company of Palos Verdes, California, a recognized compensation consulting firm, to review the Corporation's compensation plans, director fees and executive salaries to make sure they are consistent with industry standards for comparable positions.

     OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE

     The following table provides information regarding stock option exercises in 1997 by the executive officers named in the Summary Compensation Table and the value of such officers' unexercised options.

     AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR, AND FISCAL YEAR-ENDOPTION/SAR VALUES


           (a)                  (b)              (c)                      (d)                                  (e)

                               SHARES                             NUMBER OF SECURITIES
                              ACQUIRED                           UNDERLYING UNEXERCISED                VALUE OF UNEXERCISED
                                 ON             VALUE            OPTIONS/SARS AT FY-END             IN-THE-MONEY OPTIONS/SARS
                              EXERCISE        REALIZED                    (#)                             AT FY-END ($)
           NAME                 (#)            ($)(1)          EXERCISABLE/UNEXERCISABLE          EXERCISABLE/UNEXERCISABLE (2)
           ----                 ---            ------          -------------------------          -----------------------------
 Steven F. Hertel                0           $   0              20,000           10,000            $  26,200           $ 13,100
 Steven R. Canfield              0               0              10,000            5,000            $  13,100           $  6,550
 Robert J. Longatti              0               0              10,000            5,000            $  13,100           $  6,550


(1) Value realized is calculated by multiplying the number of shares exercised by the bid price on the date of exercise minus the exercise price.

(2) Value realized is calculated by the bid quotation of underlying securities at December 31, 1997, of $10.25, multiplied by the number of exercisable or unexercisable shares minus the exercise price.

     EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

     The Bank entered into an employment agreement on August 22, 1996, with Steven F. Hertel, Chairman, President and Chief Executive Officer of the Bank. The employment agreement is terminable at will by either Mr. Hertel or the Bank. If the agreement is terminated by the Bank, other than for cause, Mr. Hertel will be entitled to severance compensation equal to (1) times his aggregate annual compensation during the year the termination occurs. Mr. Hertel's annual base salary, as of December 31, 1997, is $155,500 per year. Annual increases in Mr. Hertel's salary are at the discretion of the Board of Directors. Mr. Hertel receives an automobile allowance, life insurance, reimbursement of business expenses, standard health, dental and disability insurance, and golf and country club expense reimbursement. Additionally, Mr. Hertel will participate in the bonus program, ESOP, 401(k) Plan and all such benefits as the Corporation or the Bank may in the future establish for its employees and/or executive officers. In the event of a change in control of the Corporation or Bank, the employment agreement shall terminate and he shall receive a payment equal to two times the average of his last five years' compensation.

     The Bank entered into employment agreements on August 22, 1996, with Steven
R. Canfield, Executive Vice President and Chief Financial Officer of the Bank and Robert J. Longatti, Executive Vice President and Chief Credit Officer of the Bank. The employment agreements are terminable at will by either the Bank or Mr. Canfield or Mr. Longatti, respectively. If their respective agreement is terminated by the Bank, other than for cause, Mr. Canfield or Mr. Longatti, respectively, will be entitled to severance compensation equal to six months of their then current base salary and bonus or profit-sharing compensation, if any, for the year in which the termination occurs. Mr. Canfield and Mr. Longatti's annual base salaries, as of December 31, 1997, were $85,500 and $89,000, respectively. Annual increases in Mr. Canfield's and Mr. Longatti's salary are at the discretion of the Board of Directors or Chief Executive Officer. Mr. Canfield's and Mr. Longatti receive an automobile allowance, reimbursement of business expenses, standard health, dental and disability insurance. Mr. Canfield receives reimbursement for golf and country club expense.
Additionally, Mr. Canfield and Mr. Longatti will participate in the bonus program, ESOP, 401(k) Plan and all such benefits as the Corporation or the Bank may in the future establish for its employees and/or executive officers. In the event of a change in control of the Corporation or Bank and within one year following the time their employment is terminated, or without their consent there is an adverse change in position, among other matters, then they shall receive a payment equal to one times the average of their last five years compensation, respectively.

     Recognizing the importance of building and retaining a competent management team, in November 1992, the Board of Directors purchased insurance policies on the lives of Steven F. Hertel, Steven R. Canfield and Robert J. Longatti, in the amounts of $470,000, $192,000 and $425,000, respectively, for the purpose of providing death, disability and retirement benefits. The policies were purchased through Bank Compensation Strategies Group and are endorsed by the California Bankers Association, American Bankers Association and numerous other state banking associations. The Bank is the owner and beneficiary, under such policies. Consistent therewith, the Bank agreed in 1993 to provide conditional deferred compensation benefits to Steven F. Hertel, Steven R. Canfield and Robert J. Longatti. The agreements with such executives are designed to provide an incentive for each executive to remain with the Bank by defining and increasing, over the executive's term of employment, the amount of the annual benefit each executive is to receive. Payments are to be made only after certain specified events have occurred, including formal retirement on or after a specified age. While certain events may cause the amounts payable to be reduced, the agreements provide for a maximum annual benefit payment of One Hundred Thousand Dollars ($100,000) in the case of Steven F. Hertel, and Sixty Thousand Dollars ($60,000) for Steven R. Canfield and Robert J. Longatti. In each case, the annual benefit amount is to be paid in equal monthly installments over fifteen (15) years (or such shorter period, as determined by the Bank's Board of Directors in its sole and absolute discretion). In the event of the executive's death prior to the receipt of all amounts due, the Bank will pay to the executive's spouse or designated beneficiary the remaining amounts over the remaining payout period. Other events which may alter when payment of the annual benefit is to begin include: (i) "disability," as defined in the agreement, in which case the executive will begin to receive the annual benefit at the earlier of the defined retirement age or when he is no longer entitled to receive disability benefits under his principal disability insurance policy, and
(ii) either termination of employment without cause or constructive termination following a "change in control," in which case the executive is entitled to all or a portion of the annual benefit depending upon length of service prior to termination. If, however, the executive's employment is terminated for cause, or if the executive voluntarily terminates his employment prior to an event entitling him to benefits under the agreement, all rights and benefits under the agreement are forfeited.

                    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     TRANSACTIONS WITH MANAGEMENT AND OTHERS

     Except as described below, there have been no transactions, or series of similar transactions, during 1997, or any currently proposed transaction, or series of similar transactions, to which the Corporation or the Bank was or is to be a party, in which the amount involved exceeded or will exceed $60,000 and in which any director (or nominee for director) of the Corporation or the Bank, executive officer of the Corporation or the Bank, any shareholder owning of record or beneficially 5% or more of the Corporation's Common Stock, or any member of the immediate family of any of the foregoing persons, had, or will have, a direct or indirect material interest.

     CERTAIN BUSINESS RELATIONSHIPS

     There were no business relationships of the type requiring disclosure under
Item 404(b) of Regulation S-K.

     INDEBTEDNESS OF MANAGEMENT

     The Corporation, through the Bank, has had, and expects in the future to have banking transactions in the ordinary course of its business with many of the Corporation's directors and officers and their associates, including transactions with corporations of which such persons are directors, officers or controlling shareholders, on substantially the same terms (including interest rates and collateral) as those prevailing for comparable transactions with others. Management believes that such transactions comprising loans did not involve more than the normal risk of collectibility or present other unfavorable features. Loans to executive officers of the Corporation and the Bank are subject to limitations as to amount and purpose prescribed in part by the Federal Reserve Act, as amended, and the regulations of the Federal Deposit Insurance Corporation.

                                    PROPOSAL NO. 2

                             RATIFICATION AND APPOINTMENT
                          OF INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of Deloitte & Touche LLP served as independent public accountants for the 1997 fiscal year. Deloitte & Touche LLP has no interest, financial or otherwise, in the Corporation or the Bank. The services rendered by Deloitte & Touche LLP during the 1997 fiscal year were audit services, consultation in connection with various accounting matters and review of income tax returns.
The Board of Directors approved each professional service rendered by Deloitte & Touche LLP during the fiscal year, and the possible effect of each such service on the independence of that firm was considered by the Board of Directors before such service was rendered.

     Representatives of Deloitte & Touche LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire and to answer appropriate questions.

     The Board of Directors of the Corporation has selected Deloitte & Touche LLP to serve as the independent public accountants for the 1998 fiscal year and recommend that the shareholders vote "FOR" Proposal No. 2 to ratify the selection of Deloitte & Touche LLP as the Corporation's independent public accountants for the 1998 fiscal year.

                                    ANNUAL REPORT

  The Annual Report of the Corporation containing audited financial statements for the fiscal year ended December 31, 1997, is included with this Proxy Statement mailed to shareholders.


                                      FORM 10-K

A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IS AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO INVESTOR RELATIONS, REGENCY BANCORP, 7060 N. FRESNO STREET, FRESNO, CALIFORNIA 93720.


                                SHAREHOLDER PROPOSALS

     Next year's Annual Meeting of Shareholders will be held on May 11, 1999. The deadline for Shareholders to submit proposals for inclusion in the Proxy Statement and form of Proxy for the 1999 Annual Meeting of Shareholders is December 21, 1998. All proposals should be submitted by Certified Mail - Return Receipt Requested, to Administration, Regency Bancorp, 7060 N. Fresno Street, Fresno, California 93720.


                                    OTHER MATTERS

     The Board of Directors knows of no other matters which will be brought before the Meeting, but if such matters are properly presented to the Meeting, proxies solicited hereby will be voted in accordance with the judgment of the persons holding such proxies. All shares represented by duly executed proxies will be voted at the Meeting in accordance with the terms of such proxies.



                                             REGENCY BANCORP



                                             By:  Roy Jura
                                             SECRETARY

Fresno, California
April 21, 1998

-------------------------------------------------------------------------------

                                REGENCY BANCORP

     PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 12, 1998

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned holder of Common Stock acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders of Regency Bancorp and the accompanying Proxy Statement dated April 21, 1998, and revoking any Proxy heretofore given, hereby constitutes and appoints Steven F. Hertel and Roy Jura, and each of them, with full power of substitution, as proxies to appear and vote all of the shares of Common Stock of Regency Bancorp, a California corporation, standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Shareholders of Regency Bancorp, to be held at the Piccadilly Inn Hotel, 2305
W. Shaw Avenue, Regency Room, Fresno, California on Tuesday, May 12, 1998 at 9:00 a.m. or at any postponements or adjournments thereof, upon the following items set forth in the Notice of Meeting and Proxy Statement and to vote according to their discretion on all other matters which may be properly presented for action at the Meeting or any postponements or adjournments thereof. The above-named proxy holders are hereby granted discretionary authority to cumulate votes represented by the shares covered by this Proxy in the election of directors.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE FOLLOWING ITEMS:

-------------------------------------------------------------------------------
                          FOLD AND DETACH HERE

-------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2      Please mark  /X/
                                                               your votes as
                                                                indicated in
                                                                this example

                       FOR all nominees listed      WITHHOLD authority to
                       below (except as marked      vote for all nominees
                        to the contrary below).     listed below.
1. To elect directors.                      / /     / /
INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name listed below:

William J. Alessini     Roy Jura             Daniel R. Suchy
Joseph L. Castanos      Barbara Palmquist    Wayman E. Watts
Steve D. Freeland       David N. Price
Steven F. Hertel        William J. Ruh

                                                               FOR          AGAINST       ABSTAIN
Item 2. To ratify the appointment of Deloitte & Touche         / /            / /           / /
LLP as the Corporation's independent public
accountants for the 1998 fiscal year.

*THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

                                                 DO      DO NOT
No. of Common Shares

I/We do/do not expect to attend this Meeting.  / /         / /

Dated ________________________________ ,1998
SHAREHOLDER(S):

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